Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kirk B. Davis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Symphonix Devices, Inc. on Form 10-Q for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2003 fairly presents in all material respects the financial condition and results of operations of Symphonix Devices, Inc.

By:	/s/ Kirk B. Davis

Name: Kirk B. Davis

Title: President and Chief Executive Officer

Date: August 14, 2003

I, Terence J. Griffin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Symphonix Devices, Inc. on Form 10-Q for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2003 fairly presents in all material respects the financial condition and results of operations of Symphonix Devices, Inc.

By:	/s/ Terence J. Griffin

Name: Terence J. Griffin

Title: Vice President Finance and Chief Financial Officer

Date: August 14, 2003